Exhibit 10.56

AMENDMENT
TO THE
BAKER HUGHES COMPANY BENEFITS PLANS

THIS AMENDMENT, effective as of January 1, 2020 (this “Amendment”), by BAKER HUGHES COMPANY (formerly known as Baker Hughes, a GE company), a Delaware corporation (the “Company”).

WHEREAS, the name of the Company has changed to Baker Hughes Company; and

WHEREAS, the Company desires to amend the Baker Hughes, a GE company 2017 Long-Term Incentive Plan, the Baker Hughes, a GE company Executive Officer Short Term Incentive Compensation Plan, the Baker Hughes, a GE company Short Term Incentive Compensation Plan, the Baker Hughes, a GE company Non-Employee Director Deferral Plan (the “Plans”) to reflect such name change; and

NOW, THEREFORE, the Plans are amended as follows.

1.All references to “Baker Hughes, a GE company” in the plans are changed to “Baker Hughes Company”.

2.
The names of the Baker Hughes, a GE company 2017 Long-Term Incentive Plan, the Baker Hughes, a GE company Executive Officer Short Term Incentive Compensation Plan, the Baker Hughes, a GE company Short Term Incentive Compensation Plan, and the Baker Hughes, a GE company Non-Employee Director Deferral Plan are changed to the Baker Hughes Company 2017 Long-Term Incentive Plan, the Baker Hughes Company Executive Officer Short Term Incentive Compensation Plan, the Baker Hughes Company Short Term Incentive Compensation Plan, the Baker Hughes Company Non-Employee Director Deferral Plan, respectively.

IN WITNESS WHEREOF, Baker Hughes Company has executed this Amendment by its duly authorized corporate officer effective as of the day and year first written above.

[SIGNATURE PAGE FOLLOWS]

BAKER HUGHES COMPANY

/s/ Manjit Gill
By:     Manjit Gill
Its:     Vice President, Total Rewards

The undersigned Lee Whitley, does hereby certify that he/she is the duly elected qualified acting Secretary of BAKER HUGHES COMPANY (the “Company”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Amendment.

/s/ Lee Whitley
Secretary
BAKER HUGHES COMPANY